EXHIBIT B

(English Language Summary)

Extraordinary Report to Kanto Local Finance Bureau dated February 2, 2021 under the Financial Instruments and Exchange Act of Japan regarding the absorption-type merger between BeNEXT Group Inc. and YUMESHIN HOLDINGS CO., LTD

A fair and accurate summary of the material provisions of the above-mentioned foreign language document, with the exception of the Appendix for which a translation is provided below, is included in “Notice Concerning Execution of Merger Agreement between BeNEXT Group Inc. and YUMESHIN HOLDINGS CO.,LTD.,.” dated January 29, 2021, attached as Exhibit A.

Appendix

(English Language Translation)

Absorption-Type Merger Agreement

BeNEXT Group Inc. (hereinafter referred to as “BeNEXT Group”) and YUMESHIN HOLDINGS Co., Ltd. (hereinafter referred to as “YUMESHIN HD”), as of January 29, 2021 (hereinafter referred to as “Execution Date”), enter into a merger agreement (hereinafter referred to as this “Agreement”) as follows:

Article1 (Absorption-Type Merger)

BeNEXT Group and YUMESHIN HD shall execute an absorption-type merger (hereinafter referred to as “Merger”) in accordance with this Agreement, with BeNEXT Group as the company surviving the absorption-type merger and YUMESHIN HD as the company absorbed in the absorption-type merger.

Article 2 (Company Names and Addresses of BeNEXT Group and YUMESHIN HD)

The company names and addresses of BeNEXT Group and YUMESHIN HD shall be as follows:

(1)	(Company Name and Address of BeNEXT Group)

Company Name: BeNEXT Group Inc.

Address: 2-14-1 Higashi-shimbashi, Minato-ku, Tokyo, Japan

(2)	(Company Name and Address of YUMESHIN HD)

Company Name: YUMESHIN HOLDINGS Co., Ltd.

Address: 1-4-1 Marunouchi, Chiyoda-ku, Tokyo, Japan

Article 3 (Shares to be Delivered upon the Merger and Allotment thereof)

1.

Upon the Merger, BeNEXT Group shall deliver to the shareholders of YUMESHIN HD at the time immediately before the Merger takes effect (hereinafter referred to as “Base Time”) (excluding, however, BeNEXT Group and YUMESHIN HD; hereinafter referred to as “Shareholders to be Allotted”) the number of common stock shares of BeNEXT Group obtained by multiplying the total number of common stock shares of YUMESHIN HD held by Shareholders to be Allotted (excluding the number of shares relating to the demand for purchase of shares under Article 785, Paragraph 1 of the Companies Act) by 0.63.

2.

Upon the Merger, BeNEXT Group shall allot to the Shareholders to be Allotted the common stock of BeNEXT Group at the rate of 0.63 shares of common stock of BeNEXT Group per share of common stock of YUMESHIN HD held by BeNEXT Group.

3.

In cases where there is a fraction of less than one (1) share in the number of common stock shares of BeNEXT Group to be delivered by BeNEXT Group to shareholders of YUMESHIN HD in accordance with the preceding two paragraphs, it shall be handled in accordance with Article 234 of the Companies Act and other relevant laws and regulations.

Article 4 (Stock Acquisition Rights to be Delivered upon the Merger and Allotment thereof)

1.

Upon the Merger, BeNEXT Group shall deliver to each holder of the stock acquisition rights of YUMESHIN HD as of the Base Time listed in Column 1 of (1) through (6) of the following table the same number of the stock acquisition rights of BeNEXT Group listed in Column 2 of (1) through (6) of the same table as the total number of the stock acquisition rights as of the Base Time in lieu of the stock acquisition rights of YUMESHIN HD held such holder.

	Column 1			Column 2
	Name	Details	Remaining Number of Stock Acquisition Rights (units)	Name	Details
(1)	YUMESHIN HOLDINGS Co., Ltd. 10th Series of Stock Acquisition Rights	As described in Exhibit (1) -1	4,899 units	BeNext-Yumeshin Group Co. 2nd Series of Stock Acquisition Rights	As described in Exhibit (1) -2

(2)	YUMESHIN HOLDINGS Co., Ltd. 11the Series of Stock Acquisition Rights	As described in Exhibit (2) -1	1,568 units	BeNext-Yumeshin Group Co. 3rd Series of Stock Acquisition Rights	As described in Exhibit (2) -2

(3)	YUMESHIN HOLDINGS Co., Ltd. 12th Series of Stock Acquisition Rights	As described in Exhibit (3) -1	647 units	BeNext-Yumeshin Group Co. 4th Series of Stock Acquisition Rights	As described in Exhibit (3) -2

(4)	YUMESHIN HOLDINGS Co., Ltd. 13th Series of Stock Acquisition Rights	As described in Exhibit (4) -1	5 units	BeNext-Yumeshin Group Co. 5th Series of Stock Acquisition Rights	As described in Exhibit (4) -2

(5)	YUMESHIN HOLDINGS Co., Ltd. 14th Series of Stock Acquisition Rights	As described in Exhibit (5) -1	—	BeNext-Yumeshin Group Co. 6th Series of Stock Acquisition Rights	As described in Exhibit (5) -2

(6)	YUMESHIN HOLDINGS Co., Ltd. 15th Series of Stock Acquisition Rights	As described in Exhibit (6) -1	—	BeNext-Yumeshin Group Co. 7th Series of Stock Acquisition Rights	As described in Exhibit (6) -2

(Note

1) The Column “Remaining Number of Stock Acquisition Rights “ indicates the number of acquisition rights remaining as of the Execution Date. “14th Series of Stock Acquisition Rights of Yumeshin HD Co., Ltd.” and “15th Series of Stock Acquisition Rights of Yumeshin HD Co., Ltd.” have not been issued as of the Execution Date, and are scheduled to be issued on February 8, 2021, as the date of payment of the money in exchange for each stock acquisition right, based on the resolution of the Board of Directors of Yumeshin HD held on November 20, 2020 and the Execution Date.

(Note

2) If the remaining number of stock acquisition rights listed in Column 1 of (1) through (6) of this table decreases due to exercise, etc. prior to the effective date of the Merger, the number of stock acquisition rights to be issued that is listed in Column 2 corresponding to the decrease shall be reduced, and if the remaining number of any of the stock acquisition rights listed in Column 1 of (1) through (6) of this table becomes zero (0) (including cases where stock acquisition rights listed in Column 1 of (5) and (6) of this table are not issued) as a result, the issuance of stock acquisition rights listed in Column 2 corresponding to the decrease shall be cancelled and the number shall be vacant.

2.

Upon the Merger, BeNEXT Group shall allot to each holder of the stock acquisition rights of Yumeshin HD as of the Base Time listed in Column 1 of (1) through (6) of the table of the preceding paragraph one (1) stock acquisition right of BeNEXT Group listed in Column 2 of (1) through (6) of the same table for each one (1) stock acquisition right of Yumeshin HD held by such holder.

Article 5 (Matters concerning the Amount of Capital and Reserves of BeNEXT Group)

The amount of capital and reserves of BeNEXT Group to be increased by the Merger shall be determined by BeNEXT Group in accordance with Article 35 or Article 36 of the Regulation on Corporate Accounting.

Article 6 (Effective Date of the Merger)

The effective date of the Merger (hereinafter referred to as “Effective Date”) shall be April 1, 2021. However, if necessary in accordance with the progress of the procedures of the Merger, Effective Date may be changed through mutual consultation between BeNEXT Group and Yumeshin HD in accordance with Article 790 of the Companies Act.

Article 7 (General Meeting of Shareholders)

1.

BeNEXT Group shall obtain the resolution of the general meeting of shareholders regarding the approval of this Agreement and other matters necessary for the Merger by the day immediately preceding the Effective Date.

2.

Yumeshin HD shall obtain the resolution of the general meeting of shareholders regarding the approval of this Agreement and other matters necessary for the Merger by the day immediately preceding the Effective Date.

Article 8 (Succession of Company Property)

BeNEXT Group shall succeed to the assets and liabilities of Yumeshin HD and all rights and obligations incidental thereto on the Effective Date.

Article 9 (Duty of Care of a Prudent Manager)

BeNEXT Group and Yumeshin HD shall execute their business and manage their property with the care of a prudent manager after execution of this Agreement and until the Effective Date, and shall conduct any acts that may have a material impact on the property and rights and obligations after consultation between BeNEXT Group and Yumeshin HD in advance and with the consent of the other party.

Article 10 (Dividends of Surplus)

1.	BeNEXT Group and Yumeshin HD shall not make a resolution for dividends of surplus with a record date falling on or before the Effective Date after the Execution Date.

2.

Notwithstanding the preceding paragraph, BeNEXT Group may distribute dividends of surplus to shareholders or registered pledgees of shares stated or recorded in the final register of shareholders as of December 31, 2020 up to a maximum of 17 yen per share and the total amount of 729,744,227 yen.

Article 11 (Modification or Termination of this Agreement)

During the period from the Execution Date until the Effective Date, this Agreement may be modified or terminated through mutual consultation between BeNEXT Group and Yumeshin HD in the event that there is a material change in the property or business conditions of BeNEXT Group or Yumeshin HD, a situation arises that seriously impedes the execution of the Merger or it becomes difficult to achieve the purpose of this Agreement.

Article 12 (Effect of this Agreement)

This Agreement shall cease to be effective if the approval of the general meeting of shareholders of BeNEXT Group and Yumeshin HD set forth in Article 7 is not obtained or if the approval, etc. of the relevant government agencies necessary for the execution of the Merger set forth in laws and regulations, etc. (including laws and regulations of foreign countries) is not obtained by the day immediately preceding the Effective Date.

Article 13 (Matters for Consultation)

In addition to what is set forth in this Agreement, necessary matters regarding the Merger shall be determined from time to time through mutual consultation between BeNEXT Group and Yumeshin HD in accordance with the purpose of this Agreement.

(The remainder of this page is intentionally left blank.)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate, and after affixing their names and seals thereto, shall retain one copy each.

January 29, 2021

BENEXT GROUP: 2-14-1 Higashi-shimbashi, Minato-ku, Tokyo, Japan BeNEXT Group Inc. President and Representative Director Yutaka Nishida	XXX Representative seal

YUMESHIN HD: 1-4-1 Marunouchi, Chiyoda-ku, Tokyo, Japan Yumeshin HD Co., Ltd. President and Representative Director Daio Sato	YYY Representative seal

Exhibit (1) -1

Outline of 10th Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

1.	Name of the Stock Acquisition Rights

10th Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be 100 shares of the common stock of the Company.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be one (1) yen.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

Exercise Price after adjustment	=	Exercise Price before adjustment	×	1
Ratio of split (or consolidation)

In the event that, after the allotment date of the Stock Acquisition Rights, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of the stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

				Number of outstanding shares	+	Number of shares newly issued	×	Amount to be paid in per share
Exercise Price after adjustment	=	Exercise Price before adjustment	×			Market price per share
Number of outstanding shares + Number of shares newly issued

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”.

In addition to the above, in the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from April 1, 2019 to December 31, 2024 (however, if December 31, 2024 is not a bank business day, it shall be the preceding bank business day.).

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1) The stock acquisition right holders may exercise the Stock Acquisition Rights up to the percentage set forth in 3) below only when the cumulative amount of the net income before income taxes in the Company’s audited consolidated statements of income for the fiscal years ended September 30, 2016 through September 30, 2017, as stated in the annual securities reports submitted by the Company, exceeds 4 billion yen. In the event of any material change in the concept of income before income taxes to be referenced due to the application of International Financial Reporting Standards, etc., the Board of Directors shall separately determine the index to be referenced.

2) During the period from the allotment date to the expiration date of the Exercise Period of the Stock Acquisition Rights, if, for any five (5) consecutive trading days, the average closing price of ordinary transactions of shares of common stock of the Company on the Tokyo Stock Exchange falls below, even at once, the price obtained by multiplying the closing price on the day immediately preceding the date of resolution by the Board of Directors by sixty percent (60%) (any fraction less than one yen shall be rounded up), the Stock Acquisition Rights may not be exercised, even if the condition in 1) above is satisfied.

3) The stock acquisition right holders may exercise the Stock Acquisition Rights up to the percentages listed in the following items during the periods listed in the following items, including the Stock Acquisition Rights that have been already exercised. In this case, if the number of exercisable Stock Acquisition Rights calculated based on such percentage results in a fraction less than one Stock Acquisition Right, only the number of Stock Acquisition Rights rounded down to the first decimal place may be exercised.

(i) From April 1, 2019 to March 31, 2021

Fifty percent (50%) of the total number of the Stock Acquisition Rights allotted to the stock acquisition right holders

(ii) From April 1, 2021 to December 31, 2024

One hundred percent (100%) of the total number of the Stock Acquisition Rights allotted to the stock acquisition right holders

4) The stock acquisition right holder shall be required to be a director, auditor or employee of the Company or any of the affiliated companies of the Company (referring to an affiliated company as prescribed in the Regulation on Terminology, Forms, and Preparation Methods of Financial Statements) upon exercise of the Stock Acquisition Rights. However, this shall not apply in the event of resignation due to expiration of the term of office or mandatory retirement, or other justifiable grounds recognized by the Company.

5) When the stock acquisition right holder who is an employee of the Company receives a demotion or severer disciplinary punishment prescribed in the working regulations of the Company, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the disposition.

6) When the stock acquisition right holder is given a court sentence of imprisonment or greater severity, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the disposition.

7) The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

8) When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of the Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

9) Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9.	Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8. above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.	Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights

The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.

Exhibit (2) -1

Outline of 11th Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

1.	Name of the Stock Acquisition Rights

11the Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be100 shares of the common stock of the Company.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be 801 yen.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

Exercise Price after adjustment	=	Exercise Price before adjustment	×	1
Ratio of split (or consolidation)

In the event that, after the allotment date of the Stock Acquisition Rights, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of the stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

				Number of outstanding shares	+	Number of shares newly issued	×	Amount to be paid in per share
Exercise Price after adjustment	=	Exercise Price before adjustment	×			Market price per share
Number of outstanding shares + Number of shares newly issued

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”.

In addition to the above, in the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from April 1, 2020 to March 31, 2025 (however, if March 31, 2025 is not a bank business day, it shall be the preceding bank business day.).

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1) The stock acquisition right holders may exercise the Stock Acquisition Rights up to the percentage set forth in 2) below only when the cumulative amount of the net income before income taxes in the Company’s audited consolidated statements of income for the fiscal years ended September 30, 2018 through September 30, 2019, as stated in the annual securities reports submitted by the Company, exceeds 6 billion yen. In the event of any material change in the concept of income before income taxes to be referenced due to the application of International Financial Reporting Standards, etc., the Board of Directors shall separately determine the index to be referenced.

2) The stock acquisition right holders may exercise the Stock Acquisition Rights up to the percentages listed in the following items during the periods listed in the following items, including the Stock Acquisition Rights that have been already exercised. In this case, if the number of exercisable Stock Acquisition Rights calculated based on such percentage results in a fraction less than one Stock Acquisition Right, only the number of Stock Acquisition Rights rounded down to the first decimal place may be exercised.

(i) From April 1, 2020 to December 31, 2022

Fifty percent (50%) of the total number of the Stock Acquisition Rights allotted to the stock acquisition right holders

(ii) From January 1, 2023 to March 31, 2025

One hundred percent (100%) of the total number of the Stock Acquisition Rights allotted to the stock acquisition right holders

3) The stock acquisition right holder shall be required to be a director, auditor or employee of the Company or any of the affiliated companies of the Company (referring to an affiliated company as prescribed in the Regulation on Terminology, Forms, and Preparation Methods of Financial Statements) upon exercise of the Stock Acquisition Rights. However, this shall not apply in the event of resignation due to expiration of the term of office or mandatory retirement, or other justifiable grounds.

4) The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

5) When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of the Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

6) Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9.	Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8. above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.	Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights

The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.

Exhibit (3) -1

Outline of 12th Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

1.	Name of the Stock Acquisition Rights

12th Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be 100 shares of the common stock of the Company.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be 929 yen.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

Exercise Price after adjustment	=	Exercise Price before adjustment	×	1
Ratio of split (or consolidation)

In the event that, after the allotment date of the Stock Acquisition Rights, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of the stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

				Number of outstanding shares	+	Number of shares newly issued	×	Amount to be paid in per share
Exercise Price after adjustment	=	Exercise Price before adjustment	×			Market price per share
Number of outstanding shares + Number of shares newly issued

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”.

In addition to the above, in the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from December 25, 2020 to December 31, 2023 (however, if December 31, 2023 is not a bank business day, it shall be the preceding bank business day.).

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1) The stock acquisition right holders may exercise the Stock Acquisition Rights only when the amount of the segment profit of the Company’s construction engineer dispatching business for the fiscal year ended September 30, 2019 exceeds 5.8 billion yen and the amount of the segment profit of the Company’s construction engineer dispatching business for the fiscal year ended September 30, 2020 exceeds 6.5 billion yen. In the event of any material change in the concept of segment profit to be referenced due to the application of International Financial Reporting Standards, etc., the Board of Directors shall separately determine the index to be referenced.

2) The stock acquisition right holder shall be required to be a director, auditor or employee of the Company or any of the affiliated companies of the Company (referring to an affiliated company as prescribed in the Regulation on Terminology, Forms, and Preparation Methods of Financial Statements) upon exercise of the Stock Acquisition Rights. However, this shall not apply in the event of resignation due to expiration of the term of office or mandatory retirement, or other justifiable grounds.

3) The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

4) When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of the Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

5) Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9.	Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8 above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.	Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights

The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.

Exhibit (4) -1

Outline of 13th Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

1.	Name of the Stock Acquisition Rights

13th Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be 1,500 shares of the common stock of the Company.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be 634 yen.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

Exercise Price after adjustment	=	Exercise Price before adjustment	×	1
Ratio of split (or consolidation)

In the event that, after the allotment date of the Stock Acquisition Rights, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of the stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

				Number of outstanding shares	+	Number of shares newly issued	×	Amount to be paid in per share
Exercise Price after adjustment	=	Exercise Price before adjustment	×			Market price per share
Number of outstanding shares + Number of shares newly issued

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”.

In addition to the above, in the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from January 31, 2019 to December 31, 2023 (however, if December 31, 2023 is not a bank business day, it shall be the preceding bank business day.).

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1) When the stock acquisition right holder loses his/her position as an officer or employee of YUME TECHNOLOGY after the delivery of the Stock Acquisition Rights, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the loss.

2) When the stock acquisition right holder who is an employee of YUME TECHNOLOGY receives a demotion or severer disciplinary punishment prescribed in the working regulations of YUME TECHNOLOGY, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the disposition.

3) If the stock acquisition right holder is a director of YUME TECHNOLOGY, when a competing transaction prescribed in Article 356, Paragraph 1, Item 1 of the Companies Act or conflict of interest transaction prescribed in Item 2 or 3 of the same is conducted without following the necessary procedures under the Companies Act, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the transaction.

4) When the stock acquisition right holder is given a court sentence of imprisonment or greater severity, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the disposition.

5) The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

6) When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of the Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

7) Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9.	Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8 above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.	Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights

The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.

Exhibit (5) -1

Outline of 14th Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

1.	Name of the Stock Acquisition Rights

14th Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be 100 shares of the common stock of the Company.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be 74 yen, which is 10% of the closing price of the Company’s stock on the Tokyo Stock Exchange on November 19, 2020, the trading day prior to the date of resolution by the Board of Directors regarding the issuance of the Stock Acquisition Rights.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

Exercise Price after adjustment	=	Exercise Price before adjustment	×	1
Ratio of split (or consolidation)

In the event that, after the allotment date of the Stock Acquisition Rights, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of the stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

				Number of outstanding shares	+	Number of shares newly issued	×	Amount to be paid in per share
Exercise Price after adjustment	=	Exercise Price before adjustment	×			Market price per share
Number of outstanding shares + Number of shares newly issued

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”.

In addition to the above, in the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from January 1, 2022 to December 31, 2025 (however, if December 31, 2025 is not a bank business day, it shall be the preceding bank business day.).

Notwithstanding the foregoing, holders of the stock acquisition rights may exercise their stock acquisition rights during the periods set forth in the following items (each period shall include the first day and the last day) to the extent set forth in each such item, including the stock acquisition rights that have already been exercised. In such cases, if the number of exercisable stock acquisition rights calculated based on such ratio results in a fraction less than one (1), only the number of Stock Acquisition Rights by rounding down such fraction may be exercised.

1) From January 1, 2022 to December 31, 2025

1/3 of the total number of the stock acquisition rights allotted

2) From January 1, 2023 to December 31, 2025

2/3 of the total number of the stock acquisition rights allotted

3) From January 1, 2024 to December 31, 2025

100% of the total number of the stock acquisition rights allotted

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1) In the event that any of the conditions set forth in the following items is fulfilled, the person who has received an allotment of stock acquisition rights (hereinafter referred to as the “Stock Acquisition Right Holder”) may exercise the stock acquisition rights up to the ratio set forth in the relevant item (hereinafter referred to as the “Exercisable Ratio”) out of the stock acquisition rights allotted to each Stock Acquisition Right Holder. In the following, the operating income of the companies and businesses attributable to the Company’s construction engineer dispatch and related businesses segment as of March 31, 2021, and the operating income of the companies and businesses newly attributable to such segment after April 2021, adjusted in accordance with the standards reasonably established by a resolution of the Board of Directors based on the purpose of the Stock Acquisition Rights and the terms and conditions for exercising the Stock Acquisition Rights, are referred to as “Construction Segment Income”.

(a) In the event that the sum of the amount of the segment profit of the construction engineer dispatch and related businesses in the Quarterly Report for the Second Quarter of the 43rd Fiscal Year (October 2020 to March 2021) and the amount of the Construction Segment Income for the period from April 2021 to September 2021 exceeds 5,800 million yen and the retirement rate of YUMESHIN Co.,Ltd. is no greater than 26.8%.

1/3 of the Stock Acquisition Rights are exercisable.

(b) If the amount of the Construction Segment Income for the period from October 2021 to September 2022 exceeds 6,200 million yen and the retirement rate of YUMESHIN Co.,Ltd. is no greater than 26.2%.

1/3 of the Stock Acquisition Rights are exercisable.

(c) If the amount of the Construction Segment Income for the period October 2022 to September 2023 exceeds 7,000 million yen and the retirement rate of YUMESHIN Co.,Ltd. is no greater than 25.8%.

1/3 of the Stock Acquisition Rights are exercisable.

In the event of a significant change in the concept of items to be referenced due to the application of International Financial Reporting Standards, etc., the Board of Directors shall separately determine the indicators to be referenced.

2) The stock acquisition right holder shall be required to be a director, auditor or employee of the Company or any of the affiliated companies of the Company (referring to an affiliated company as prescribed in the Regulation on Terminology, Forms, and Preparation Methods of Financial Statements) upon exercise of the Stock Acquisition Rights. However, this shall not apply in the event of resignation due to expiration of the term of office or mandatory retirement, or other justifiable grounds.

3) The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

4) When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of the Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

5) Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9.	Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8 above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.	Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights

The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.

Exhibit (6) -1

Outline of 15th Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

1.	Name of the Stock Acquisition Rights

15th Series of Stock Acquisition Rights of YUMESHIN HOLDINGS Co., Ltd.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be 100 shares of the common stock of the Company.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be 74 yen, which is 10% of the closing price of the Company’s stock on the Tokyo Stock Exchange on November 19, 2020, the trading day prior to the date of resolution by the Board of Directors regarding the issuance of the Stock Acquisition Rights.

In the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

Exercise Price after adjustment	=	Exercise Price before adjustment	×	1
Ratio of split (or consolidation)

In the event that, after the allotment date of the Stock Acquisition Rights, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of the stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

				Number of outstanding shares	+	Number of shares newly issued	×	Amount to be paid in per share
Exercise Price after adjustment	=	Exercise Price before adjustment	×			Market price per share
Number of outstanding shares + Number of shares newly issued

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”.

In addition to the above, in the event that, after the allotment date of the Stock Acquisition Rights, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from January 1, 2023 to December 31, 2025 (however, if December 31, 2025 is not a bank business day, it shall be the preceding bank business day.).

Notwithstanding the foregoing, holders of the stock acquisition rights may exercise their stock acquisition rights during the periods set forth in the following items (each period shall include the first day and the last day) to the extent set forth in each such item, including the stock acquisition rights that have already been exercised. In such cases, if the number of exercisable stock acquisition rights calculated based on such ratio results in a fraction less than one (1), only the number of Stock Acquisition Rights by rounding down such fraction may be exercised.

1) From January 1, 2023 to December 31, 2025

1/3 of the total number of the stock acquisition rights allotted

2) From January 1, 2024 to December 31, 2025

2/3 of the total number of the stock acquisition rights allotted

3) From January 1, 2025 to December 31, 2025

100% of the total number of the stock acquisition rights allotted

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1) In the event that any of the conditions set forth in the following items is fulfilled, the person who has received an allotment of stock acquisition rights (hereinafter referred to as the “Stock Acquisition Right Holder”) may exercise the stock acquisition rights up to the ratio set forth in the relevant item (hereinafter referred to as the “Exercisable Ratio”) out of the stock acquisition rights allotted to each Stock Acquisition Right Holder. In the following, the operating income of the companies and businesses attributable to the Company’s engineer dispatch and related businesses segment as of March 31, 2021, and the operating income of the companies and businesses newly attributable to such segment after April 2021 (excluding operating income of companies and businesses included in BeNEXT Group Inc. and its subsidiaries as of March 31, 2021), adjusted in accordance with the standards reasonably established by a resolution of the Board of Directors based on the purpose of the Stock Acquisition Rights and the terms and conditions for exercising the Stock Acquisition Rights, are referred to as “Engineer Segment Income”.

(a) In the event that the sum of the amount of the segment profit of the engineer dispatch business and related businesses in the Quarterly Report for the Second Quarter of the 43rd Fiscal Year (October 2020 to March 2021) and the amount of the Engineer Segment Income for the period from April 2021 to September 2022 exceeds 1,800 million yen

1/3 of the Stock Acquisition Rights are exercisable.

(b) If the amount of the Engineer Segment Income for the period from October 2022 to September 2023 exceeds 2,500 million yen

1/3 of the Stock Acquisition Rights are exercisable.

(c) If the amount of the Engineer Segment Income for the period October 2023 to September 2024 exceeds 5,000 million yen

1/3 of the Stock Acquisition Rights are exercisable.

In the event of a significant change in the concept of items to be referenced due to the application of International Financial Reporting Standards, etc., the Board of Directors shall separately determine the indicators to be referenced.

2) The stock acquisition right holder shall be required to be a director, auditor or employee of the Company or any of the affiliated companies of the Company (referring to an affiliated company as prescribed in the Regulation on Terminology, Forms, and Preparation Methods of Financial Statements) upon exercise of the Stock Acquisition Rights. However, this shall not apply in the event of resignation due to expiration of the term of office or mandatory retirement, or other justifiable grounds.

3) The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

4) When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of the Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

5) Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9.	Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8 above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.	Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights

The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.

Exhibit (1) -2

Outline of 2nd Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

1.	Name of the Stock Acquisition Rights

2nd Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be 63 shares of the common stock of the Company.

In the event that, after the effective date of the absorption-type merger dated April 1, 2021 between the Company and YUMESHIN HOLDINGS Co., Ltd. (hereinafter referred to as “Merger”), the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the effective date of the Merger, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be one (1) yen.

In the event that, after the effective date of the Merger, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

Exercise Price after adjustment	=	Exercise Price before adjustment	×	1
Ratio of split (or consolidation)

In the event that, after the effective date of the Merger, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of the stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

				Number of outstanding shares	+	Number of shares newly issued	×	Amount to be paid in per share
Exercise Price after adjustment	=	Exercise Price before adjustment	×			Market price per share
Number of outstanding shares + Number of shares newly issued

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”.

In addition to the above, in the event that, after the effective date of the Merger, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from April 1, 2021 to December 31, 2024 (however, if December 31, 2024 is not a bank business day, it shall be the preceding bank business day.).

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1) During the period from the effective date of the Merger to the expiration date of the Exercise Period of the Stock Acquisition Rights, if, for any five (5) consecutive trading days, the average closing price of ordinary transactions of shares of common stock of the Company on the Tokyo Stock Exchange falls below, even at once, the price obtained by multiplying the closing price on the day immediately preceding the date of resolution by the Board of Directors approving the Merger by sixty percent (60%) (any fraction less than one yen shall be rounded up), the Stock Acquisition Rights may not be exercised.

2) The stock acquisition right holder shall be required to be a director, auditor or employee of the Company or any of the affiliated companies of the Company (referring to an affiliated company as prescribed in the Regulation on Terminology, Forms, and Preparation Methods of Financial Statements; the same shall apply hereinafter.) upon exercise of the Stock Acquisition Rights. However, this shall not apply in the event of resignation due to expiration of the term of office or mandatory retirement, or other justifiable grounds recognized by the Company.

3) When the stock acquisition right holder who is an employee of the Company or any of the affiliated companies of the Company receives a demotion or severer disciplinary punishment prescribed in the working regulations of the Company or such affiliated company of the Company, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the disposition.

4) When the stock acquisition right holder is given a court sentence of imprisonment or greater severity, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the disposition.

5) The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

6) When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of the Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

7) Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9.	Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8. above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.	Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights

The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.

Exhibit (2) -2

Outline of 3rd Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

1.	Name of the Stock Acquisition Rights

3rd Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be 63 shares of the common stock of the Company.

In the event that, after the effective date of the absorption-type merger dated April 1, 2021 between the Company and YUMESHIN HOLDINGS Co., Ltd. (hereinafter referred to as “Merger”), the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the effective date of the Merger, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be 1,271 yen.

In the event that, after the effective date of the Merger, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

Exercise Price after adjustment	=	Exercise Price before adjustment	×	1
Ratio of split (or consolidation)

In the event that, after the effective date of the Merger, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of the stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

				Number of outstanding shares	+	Number of shares newly issued	×	Amount to be paid in per share
Exercise Price after adjustment	=	Exercise Price before adjustment	×			Market price per share
Number of outstanding shares + Number of shares newly issued

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”.

In addition to the above, in the event that, after effective date of the Merger, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from April 1, 2021 to December 31, 2025 (however, if December 31, 2025 is not a bank business day, it shall be the preceding bank business day.).

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1) The stock acquisition right holders may exercise the Stock Acquisition Rights up to the percentages listed in the following items during the periods listed in the following items, including the Stock Acquisition Rights that have been already exercised. In this case, if the number of exercisable Stock Acquisition Rights calculated based on such percentage results in a fraction less than one Stock Acquisition Right, only the number of Stock Acquisition Rights rounded down to the first decimal place may be exercised.

(i) From April 1, 2021 to December 31, 2022

Fifty percent (50%) of the total number of the Stock Acquisition Rights allotted to the stock acquisition right holders

(ii) From January 1, 2023 to July 31, 2025

One hundred percent (100%) of the total number of the Stock Acquisition Rights allotted to the stock acquisition right holders

2) The stock acquisition right holder shall be required to be a director, auditor or employee of the Company or any of the affiliated companies of the Company (referring to an affiliated company as prescribed in the Regulation on Terminology, Forms, and Preparation Methods of Financial Statements) upon exercise of the Stock Acquisition Rights. However, this shall not apply in the event of resignation due to expiration of the term of office or mandatory retirement, or other justifiable grounds.

3) The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

4) When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of the Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

5) Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9.	Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8. above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.	Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights

The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.

Exhibit (3) -2

Outline of 4th Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

1.	Name of the Stock Acquisition Rights

4th Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be 63 shares of the common stock of the Company.

In the event that, after the effective date of the absorption-type merger dated April 1, 2021 between the Company and YUMESHIN HOLDINGS Co., Ltd. (hereinafter referred to as “Merger”), the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the effective date of the Merger, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be 1,474 yen.

In the event that, after the effective date of the Merger, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

Exercise Price after adjustment	=	Exercise Price before adjustment	×	1
Ratio of split (or consolidation)

In the event that, after the effective date of the Merger, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of the stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

				Number of outstanding shares	+	Number of shares newly issued	×	Amount to be paid in per share
Exercise Price after adjustment	=	Exercise Price before adjustment	×			Market price per share
Number of outstanding shares + Number of shares newly issued

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”.

In addition to the above, in the event that, after the effective date of the Merger, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from April 1, 2021 to December 31, 2023 (however, if December 31, 2023 is not a bank business day, it shall be the preceding bank business day.).

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1) The stock acquisition right holder shall be required to be a director, auditor or employee of the Company or any of the affiliated companies of the Company (referring to an affiliated company as prescribed in the Regulation on Terminology, Forms, and Preparation Methods of Financial Statements) upon exercise of the Stock Acquisition Rights. However, this shall not apply in the event of resignation due to expiration of the term of office or mandatory retirement, or other justifiable grounds.

2) The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

3) When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of the Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

4) Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9.	Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8. above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.	Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights

The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.

Exhibit (4) -2

Outline of 5th Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

1.	Name of the Stock Acquisition Rights

5th Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be 945 shares of the common stock of the Company.

In the event that, after the effective date of the absorption-type merger dated April 1, 2021 between the Company and YUMESHIN HOLDINGS Co., Ltd. (hereinafter referred to as “Merger”), the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the effective date of the Merger, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be 1,006 yen.

In the event that, after the effective date of the Merger, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

Exercise Price after adjustment	=	Exercise Price before adjustment	×	1
Ratio of split (or consolidation)

In the event that, after the effective date of the Merger, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

				Number of outstanding shares	+	Number of shares newly issued	×	Amount to be paid in per share
Exercise Price after adjustment	=	Exercise Price before adjustment	×			Market price per share
Number of outstanding shares + Number of shares newly issued

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”.

In addition to the above, in the event that, after the effective date of the Merger, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from April 1, 2021 to December 31, 2023 (however, if December 31, 2023 is not a bank business day, it shall be the preceding bank business day.).

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1) When the stock acquisition right holder loses his/her position as an officer or employee of YUME TECHNOLOGY CO.,LTD. (hereinafter referred to as “YUME TECHNOLOGY”) after the effective date of the Merger, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the loss.

2) When the stock acquisition right holder who is an employee of YUME TECHNOLOGY receives a demotion or severer disciplinary punishment prescribed in the working regulations of YUME TECHNOLOGY, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the disposition.

3) If the stock acquisition right holder is a director of YUME TECHNOLOGY, when a competing transaction prescribed in Article 356, Paragraph 1, Item 1 of the Companies Act or conflict of interest transaction prescribed in Item 2 or 3 of the same is conducted without following the necessary procedures under the Companies Act, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the transaction.

4) When the stock acquisition right holder is given a court sentence of imprisonment or greater severity, such stock acquisition right holder may not exercise the Stock Acquisition Rights after the disposition.

5) The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

6) When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

7) Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9.	Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8. above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.	Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights

The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.

Exhibit (5) -2

Outline of 6th Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

1.	Name of the Stock Acquisition Rights

6th Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be 63 shares of the common stock of the Company.

In the event that, after the effective date of the absorption-type merger dated April 1, 2021 between the Company and YUMESHIN HOLDINGS Co., Ltd. (hereinafter referred to as “Merger”), the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the effective date of the Merger, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be 117 yen.

In the event that, after the effective date of the Merger, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

Exercise Price after adjustment	=	Exercise Price before adjustment	×	1
Ratio of split (or consolidation)

In the event that, after the effective date of the Merger, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

				Number of outstanding shares	+	Number of shares newly issued	×	Amount to be paid in per share
Exercise Price after adjustment	=	Exercise Price before adjustment	×			Market price per share
Number of outstanding shares + Number of shares newly issued

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”.

In addition to the above, in the event that, after the effective date of the Merger, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from January1, 2022 to December 31, 2025 (however, if December 31, 2025 is not a bank business day, it shall be the preceding bank business day.).

Notwithstanding the foregoing, holders of the stock acquisition rights may exercise their stock acquisition rights during the periods set forth in the following items (each period shall include the first day and the last day) to the extent set forth in each such item, including the stock acquisition rights that have already been exercised. In such cases, if the number of exercisable stock acquisition rights calculated based on such ratio results in a fraction less than one (1), only the number of Stock Acquisition Rights by rounding down such fraction may be exercised.

1) From January 1, 2022 to December 31, 2025

1/3 of the total number of the stock acquisition rights allotted

2) From January 1, 2023 to December 31, 2025

2/3 of the total number of the stock acquisition rights allotted

3) From January 1, 2024 to December 31, 2025

100% of the total number of the stock acquisition rights allotted

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1) In the event that any of the conditions set forth in the following items is fulfilled, the person who has received an allotment of stock acquisition rights (hereinafter referred to as the “Stock Acquisition Right Holder”) may exercise the stock acquisition rights up to the ratio set forth in the relevant item (hereinafter referred to as the “Exercisable Ratio”) out of the stock acquisition rights allotted to each Stock Acquisition Right Holder. In the following, the operating income of the companies and businesses attributable to YUMESHIN HOLDINGS Co.,Ltd.’s construction engineer dispatch and related businesses segment as of March 31, 2021, and the operating income of the companies and businesses newly attributable to such segment after April 2021, adjusted in accordance with the standards reasonably established by a resolution of the Board of Directors based on the purpose of the Stock Acquisition Rights and the terms and conditions for exercising the Stock Acquisition Rights, are referred to as “Construction Segment Income”.

(a) if the sum of the amount of the segment profit of the construction engineer dispatch and related businesses of YUMESHIN HOLDINGS Co.,Ltd. in the Quarterly Report for the Second Quarter of the 43rd Fiscal Year (October 2020 to March 2021) and the amount of the Construction Segment Income for the period from April 2021 to September 2021 exceeds 5,800 million yen and the retirement rate of YUMESHIN Co.,Ltd. is no greater than 26.8%.

1/3 of the Stock Acquisition Rights are exercisable.

(b) If the amount of the Construction Segment Income for the period from October 2021 to September 2022 exceeds 6,200 million yen and the retirement rate of YUMESHIN Co.,Ltd. is no greater than 26.2%.

1/3 of the Stock Acquisition Rights are exercisable.

(c) If the amount of the Construction Segment Income for the period October 2022 to September 2023 exceeds 7,000 million yen and the retirement rate of YUMESHIN Co.,Ltd. is no greater than 25.8%.

1/3 of the Stock Acquisition Rights are exercisable.

In the event of a significant change in the concept of items to be referenced due to the application of International Financial Reporting Standards, etc., the Board of Directors shall separately determine the indicators to be referenced.

2) The stock acquisition right holder shall be required to be a director, auditor or employee of the Company or any of the affiliated companies of the Company (referring to an affiliated company as prescribed in the Regulation on Terminology, Forms, and Preparation Methods of Financial Statements) upon exercise of the Stock Acquisition Rights. However, this shall not apply in the event of resignation due to expiration of the term of office or mandatory retirement, or other justifiable grounds.

3) The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

4) When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of the Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

5) Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9.	Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8. above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.	Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights

The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.

Exhibit (6) -2

Outline of 7th Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

1.	Name of the Stock Acquisition Rights

7th Series of Stock Acquisition Rights of BeNext-Yumeshin Group Co.

2.	Class and Number of Shares to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

The number of shares to be issued or transferred upon exercise of one Stock Acquisition Right (hereinafter referred to as “Number of Shares to be Allotted”) shall be 63 shares of the common stock of the Company.

In the event that, after the effective date of the absorption-type merger dated April 1, 2021 between the Company and YUMESHIN HOLDINGS Co., Ltd. (hereinafter referred to as “Merger”), the Company conducts a stock split (including an allotment without consideration (musho-wariate) of shares of common stock of the Company; the same shall apply hereinafter.) or stock consolidation, the Number of Shares to be Allotted shall be adjusted in accordance with the following formula. However, such adjustment shall be made only to the number of shares to be issued or transferred upon exercise of the Stock Acquisition Rights, which have not yet been exercised at the time of adjustment. Any fraction less than one share arising from the adjustment shall be rounded down.

Number of Shares to be Allotted after adjustment = Number of Shares to be Allotted before adjustment × Ratio of split (or consolidation)

In the event that, after the effective date of the Merger, the Company conducts a merger, corporate split, or reduces the amount of capital, or in any other event equivalent thereto where an adjustment of Number of Shares to be Allotted shall be required, the Company shall appropriately adjust the Number of Shares to be Allotted.

3.	Amount of Assets to be Contributed upon Exercise of Stock Acquisition Rights or Calculation Method Therefor

The amount of assets to be contributed upon exercise of each Stock Acquisition Right shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as “Exercise Price”) by the Number of Shares to be Allotted.

The Exercise Price shall be 117 yen.

In the event that, after the effective date of the Merger, the Company conducts a stock split or stock consolidation, the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

Exercise Price after adjustment	=	Exercise Price before adjustment	×	1
Ratio of split (or consolidation)

In the event that, after the effective date of the Merger, the Company issues new shares of or disposes of treasury shares of common stock of the Company at a price below the market price (excluding the cases of the issuance of new shares and the disposition of treasury shares upon exercise of stock acquisition rights and the transfer of treasury shares through share exchange), the Exercise Price shall be adjusted in accordance with the following formula, with any fraction less than one yen arising from the adjustment rounded up.

				Number of outstanding shares	+	Number of shares newly issued	×	Amount to be paid in per share
Exercise Price after adjustment	=	Exercise Price before adjustment	×			Market price per share
Number of outstanding shares + Number of shares newly issued

The “Number of outstanding shares” provided in the above formula is obtained by deducting the number of treasury shares of common stock of the Company from the total number of outstanding shares of common stock of the Company. In the event that the Company disposes of treasury shares of common stock, the “Number of shares newly issued” shall be replaced by the “Number of treasury of shares to be disposed of”.

In addition to the above, in the event that, after the effective date of the Merger, the Company conducts a merger with another company or corporate split or in any other event equivalent thereto where an adjustment of Exercise Price shall be required, the Company may adjust the Exercise Price appropriately to the extent reasonable.

4.	Exercise Period of the Stock Acquisition Rights

The period during which the Stock Acquisition Rights may be exercised (hereinafter referred to as “Exercise Period”) shall be the period from January1, 2022 to December 31, 2025 (however, if December 31, 2025 is not a bank business day, it shall be the preceding bank business day.).

Notwithstanding the foregoing, holders of the stock acquisition rights may exercise their stock acquisition rights during the periods set forth in the following items (each period shall include the first day and the last day) to the extent set forth in each such item, including the stock acquisition rights that have already been exercised. In such cases, if the number of exercisable stock acquisition rights calculated based on such ratio results in a fraction less than one (1), only the number of Stock Acquisition Rights by rounding down such fraction may be exercised.

1) From January 1, 2023 to December 31, 2025

1/3 of the total number of the stock acquisition rights allotted

2) From January 1, 2024 to December 31, 2025

2/3 of the total number of the stock acquisition rights allotted

3) From January 1, 2024 to December 31, 2025

100% of the total number of the stock acquisition rights allotted

5.	Matters concerning the Capital and Capital Reserves to be Increased

1) The amount of capital to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be one half (1/2) of the maximum amount of increase in the capital, etc. to be calculated in accordance with Article 17, Paragraph 1 of the Regulation on Corporate Accounting. Any fraction less than one yen arising from such calculation shall be rounded up.

2) The amount of capital reserve to be increased due to the issuance of shares upon exercise of the Stock Acquisition Rights shall be the amount obtained by deducting the amount of capital to be increased set forth in 1) above, from the maximum amount of increase in the capital, etc. stated in 1) above.

6.	Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Acquisition of the Stock Acquisition Rights through transfer shall require the approval by resolution of the Board of Directors of the Company.

7.	Conditions for Exercise of the Stock Acquisition Rights

1) In the event that any of the conditions set forth in the following items is fulfilled, the person who has received an allotment of stock acquisition rights (hereinafter referred to as the “Stock Acquisition Right Holder”) may exercise the stock acquisition rights up to the ratio set forth in the relevant item (hereinafter referred to as the “Exercisable Ratio”) out of the stock acquisition rights allotted to each Stock Acquisition Right Holder. In the following, the operating income of the companies and businesses attributable to YUMESHIN HOLDINGS Co.,Ltd.’s engineer dispatch and related businesses segment as of March 31, 2021, and the operating income of the companies and businesses newly attributable to such segment after April 2021 (excluding operating income of companies and businesses included in BeNEXT Group Inc. and its subsidiaries as of March 31, 2021), adjusted in accordance with the standards reasonably established by a resolution of the Board of Directors based on the purpose of the Stock Acquisition Rights and the terms and conditions for exercising the Stock Acquisition Rights, are referred to as “Engineer Segment Income”.

(a) In the event that the sum of the amount of the segment profit of the engineer dispatch business and related businesses in the Quarterly Report for the Second Quarter of the 43rd Fiscal Year (October 2020 to March 2021) and the amount of the Engineer Segment Income for the period from April 2021 to September 2022 exceeds 1,800 million yen

1/3 of the Stock Acquisition Rights are exercisable.

(b) If the amount of the Engineer Segment Income for the period from October 2022 to September 2023 exceeds 2,500 million yen

1/3 of the Stock Acquisition Rights are exercisable.

(c) If the amount of the Engineer Segment Income for the period October 2023 to September 2024 exceeds 5,000 million yen

1/3 of the Stock Acquisition Rights are exercisable.

In the event of a significant change in the concept of items to be referenced due to the application of International Financial Reporting Standards, etc., the Board of Directors shall separately determine the indicators to be referenced.

2) The stock acquisition right holder shall be required to be a director, auditor or employee of the Company or any of the affiliated companies of the Company (referring to an affiliated company as prescribed in the Regulation on Terminology, Forms, and Preparation Methods of Financial Statements) upon exercise of the Stock Acquisition Rights. However, this shall not apply in the event of resignation due to expiration of the term of office or mandatory retirement, or other justifiable grounds.

3) The exercise of the Stock Acquisition Rights by heirs of the stock acquisition right holder shall not be permitted.

4) When the total number of outstanding shares would exceed the number of then-authorized shares by the exercise of the Stock Acquisition Rights at the time of exercise thereof, the Stock Acquisition Rights may not be exercised.

5) Each Stock Acquisition Right may not be exercised for less than one Stock Acquisition Right.

8.	Matters concerning Acquisition of the Stock Acquisition Rights

(1) The Company may acquire all of the Stock Acquisition Rights without consideration at the arrival of the day separately prescribed by the Board of Directors of the Company, in the event that any of the following is approved at the General Meeting of Shareholders of the Company (or, if the approval of the General Meeting of Shareholders is not required, in the event that any of the following is resolved at the Meeting of the Board of Directors of the Company): a merger agreement, under which the Company shall become an absorbed company; an absorption-type company split agreement or incorporation-type company split plan with respect to the company split, under which the Company shall become a split company; a stock exchange agreement or stock transfer plan, under which the Company shall become a wholly-owned subsidiary.

(2) The Company may acquire the Stock Acquisition Rights without consideration in the event that the stock acquisition right holder becomes unable to exercise all or part of the Stock Acquisition Rights in accordance with the provision set forth in 7. above prior to the exercise the right.

9.	Treatment of the Stock Acquisition Rights upon Reorganization

In the event that the Company conducts a merger (limited to the cases where the Company is to be absorbed as a result of the Merger), absorption-type company split, incorporation-type company split, stock exchange or stock transfer (hereinafter collectively referred to as “Reorganization”), stock acquisition rights of the companies listed in (a) to (e) of Article 236, Paragraph 1, Item 8, of the Companies Act (hereinafter referred to as “Reorganized Company”) shall be delivered, in each case, to the stock acquisition right holders at the effective date of Reorganization in accordance with the following conditions. However, this shall be limited to the cases where the delivery of the stock acquisition rights of the Reorganized Company in accordance with the following conditions is prescribed in an absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, stock exchange agreement or stock transfer plan.

(1) Number of the Stock Acquisition Rights of the Reorganized Company to be Delivered

The same number of stock acquisition rights as the number of stock acquisition rights held by the stock acquisition right holders shall be delivered respectively.

(2) Class of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be shares of common stock of the Reorganized Company.

(3) Number of Shares of the Reorganized Company to be Issued or Transferred upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 2. above, based on the consideration of conditions for the Reorganization.

(4) Amount of Assets to be Contributed upon Exercise of the Stock Acquisition Rights

The amount of assets to be contributed upon exercise of each stock acquisition right to be delivered shall, based on the consideration of conditions for the Reorganization, etc., be the amount obtained by multiplying the Exercise Price after reorganization, which is obtained by adjusting the Exercise Price set forth in 3. above, by the number of shares of the Reorganized Company to be issued or transferred upon exercise of the stock acquisition rights, which is determined in accordance with 9. (3) above.

(5) Period during which the Stock Acquisition Rights May be Exercised

Shall be from the first day of the Exercise Period set forth in 4. above or the effective date of the Reorganization, whichever comes later, until the last day of the Exercise Period set forth in 4. above.

(6) Matters concerning the Capital and Capital Reserve to be Increased when Shares are Issued upon Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 5. above.

(7) Restriction on Acquisition of the Stock Acquisition Rights through Transfer

Restriction on acquisition through transfer shall require the approval by resolution of the Board of Directors of Reorganized Company.

(8) Other Conditions for Exercise of the Stock Acquisition Rights

Shall be determined in accordance with 7. above.

(9) Reason and Conditions for Acquisition of the Stock Acquisition Rights

Shall be determined in accordance with 8. above.

(10) Any other conditions shall be determined in accordance with those of the Reorganized Company.

10.	Matters concerning Certificate of Stock Acquisition Rights pertaining to the Stock Acquisition Rights

The Company shall not issue any certificate of stock acquisition rights pertaining to the Stock Acquisition Rights.